UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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PACIRA BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

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On March 14, 2025, Pacira BioSciences, Inc. issued the following press release:

Pacira BioSciences Confirms Receipt of Director Nominations from DOMA Perpetual

-- No Shareholder Action Required at This Time –

PARSIPPANY, N.J., March 14, 2025 (GLOBE NEWSWIRE) -- Pacira BioSciences, Inc. (Nasdaq: PCRX), the industry leader in its commitment to deliver innovative, non-opioid pain therapies to transform the lives of patients, today confirmed that DOMA Perpetual Capital Management LLC (“DOMA”) has nominated three candidates to stand for election to the Pacira Board of Directors (the “Board”) at the Company’s 2025 Annual Meeting of Stockholders.

Pacira issued the following statement in response to DOMA’s director nominations:

“Pacira’s Board and management team are taking decisive action to enhance shareholder value. We recently completed a comprehensive portfolio review and defined our 5x30 plan as the best plan to deliver shareholder value. The Nominating, Governance and Sustainability Committee of the Pacira Board will evaluate and consider DOMA’s proposed candidates, as it does with all director candidates.”

The Board will present its formal recommendation regarding director nominees in the Company’s definitive proxy statement and other materials, to be filed with the Securities and Exchange Commission and mailed to all shareholders eligible to vote at the 2025 Annual Meeting of Stockholders.

The date of the Annual Meeting has not yet been announced and shareholders are not required to take any action at this time.

Evercore is serving as financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal advisor to the Company.

About Pacira

Pacira delivers innovative, non-opioid pain therapies to transform the lives of patients. Pacira has three commercial-stage non-opioid treatments: EXPAREL® (bupivacaine liposome injectable suspension), a long-acting local analgesic currently approved for infiltration, fascial plane block, and as an interscalene brachial plexus nerve block for postsurgical pain management; ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), an extended-release, intra-articular injection indicated for the management of osteoarthritis knee pain; and iovera®º, a novel, handheld device for delivering immediate, long-acting, drug-free pain control using precise, controlled doses of cold temperature to a targeted nerve. The company is also advancing the development of PCRX-201, a novel locally administered gene therapy with the potential to treat large prevalent diseases like osteoarthritis. To learn more about Pacira, visit www.pacira.com.

Forward-Looking Statements

Any statements in this document about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to: the 2025 Annual Meeting, ‘5x30’, Pacira’s growth and business strategy; Pacira’s future outlook, Pacira’s intellectual property and patent terms, Pacira’s growth and future operating results and trends, Pacira’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, including Pacira’s plans with respect to the repayment of Pacira’s indebtedness, anticipated product portfolio, development programs, development of products, strategic alliances and other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. Pacira cannot assure you that its estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: the failure to realize the anticipated benefits and synergies from the acquisition of GQ Bio; risks associated with acquisitions, such as the risk that the acquired businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; Pacira’s manufacturing and supply chain, global and U.S. economic conditions (including inflation and rising interest rates), and Pacira’s business, including Pacira’s revenues, financial condition, cash flow and results of operations; the success of Pacira’s sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and Pacira’s ability to serve those markets; Pacira’s plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA and iovera°; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of U.S. Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; Pacira’s plans to evaluate, develop and pursue additional product candidates utilizing Pacira’s proprietary multivesicular liposome (“pMVL”) drug delivery technology; the approval of the commercialization of Pacira’s products in other jurisdictions; clinical trials in support of an existing or potential pMVL-based product; Pacira’s commercialization and marketing capabilities; Pacira’s ability to successfully complete capital projects; the outcome of any litigation; the recoverability of Pacira’s deferred tax assets; assumptions associated with contingent consideration payments; assumptions used for estimated future cash flows associated with determining the fair value of the Company; the anticipated funding or benefits of Pacira’s share repurchase program; and factors discussed in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that it periodically makes with the SEC. In addition, the forward-looking statements included in this document represent Pacira’s views as of the date of this document. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such Pacira anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law, Pacira undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing Pacira’s views as of any date subsequent to the date of this document.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Pacira’s actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that Pacira periodically makes with the SEC.

Important Additional Information Regarding Proxy Solicitation

Pacira intends to file a proxy statement and BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for Pacira’s 2025 annual meeting of stockholders (the “2025 Proxy Statement,” and such meeting the “2025 Annual Meeting”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF PACIRA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING PACIRA’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive 2025 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at http://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.

Participants in the Solicitation

Pacira, its directors, director nominees, certain of its executive officers and other employees may be deemed participants in the solicitation of proxies from stockholders in respect of the 2025 Annual Meeting. Information regarding the names of Pacira’s directors and executive officers and their respective interests in Pacira by security holdings or otherwise is set forth in Pacira’s proxy statement for the 2024 Annual Meeting of stockholders, filed with the SEC on April 22, 2024 (the “2024 Proxy Statement”). Please refer to the sections captioned “Director Compensation,” “Executive Compensation,” and “Stock Ownership Information” in the 2024 Proxy Statement. To the extent holdings of such participants in Pacira’s securities have changed since the amounts described in the 2024 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC:  Form 4, filed by Jonathan Slonin on June 5, 2024; Form 4, filed by Daryl Gaugler on June 5, 2024; Form 4, filed by Kristen Williams on June 5, 2024; Form 4, filed by Lauren Riker on June 5, 2024; Form 4, filed by Mark A. Kronenfeld on June 13, 2024; Form 4, filed by Laura Brege on June 13, 2024; Form 4, filed by Kristen Williams on June 13, 2024; Form 4, filed by Alethia Young on June 13, 2024; Form 4, filed by Mark Froimson on June 13, 2024; Form 4, filed by Daryl Gaugler on June 13, 2024; Form 4, filed by Abraham Ceesay on June 13, 2024; Form 4, filed by Michael J. Yang on June 13, 2024; Form 4, filed by Marcelo Bigal on June 13, 2024; Form 4, filed by Christopher Christie on June 13, 2024; Form 4, filed by Jonathan Slonin on June 13, 2024; Form 4, filed by Lauren Riker on June 13, 2024; Form 4, filed by Jonathan Slonin on July 3, 2024; Form 4, filed by Daryl Gaugler on July 3, 2024; Form 4, filed by Jonathan Slonin on August 2, 2024; Form 4, filed by Marcelo Bigal on August 12, 2024; Form 4, filed by Mark Froimson on August 12, 2024; Form 4/A, filed by Marcelo Bigal on August 13, 2024; Form 4, filed by Frank D. Lee on August 13, 2024; Form 4, filed by Michael J. Yang on August 14, 2024; Form 4, filed by Laura Brege on August 19, 2024; Form 4, filed by Marcelo Bigal on August 19, 2024; Form 4, filed by Daryl Gaugler on September 13, 2024; Form 3, filed by Shawn Cross on October 23, 2024; Form 4, filed by Shawn Cross on November 5, 2024; Form 4, filed by Daryl Gaugler on December 16, 2024; Form 4, filed by Lauren Riker on January 6, 2025; Form 4, filed by Daryl Gaugler on January 6, 2025; Form 4, filed by Jonathan Slonin on January 6, 2025; Form 4, filed by Frank D. Lee on January 6, 2025; Form 3, filed by Brendan Teehan on January 28, 2025; Form 4, filed by Lauren Riker on February 4, 2025; Form 4, filed by Brendan Teehan on February 4, 2025; Form 4, filed by Frank D. Lee on February 4, 2025; Form 4, filed by Kristen Williams on February 4, 2025; and Form 4, filed by Jonathan Slonin on February 4, 2025. Additional information can also be found in Pacira’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025. Details concerning potential participants in the solicitation, including Pacira’s director nominees for election at the 2025 Annual Meeting, will also be included in the 2025 Proxy Statement. These documents, including the definitive 2025 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at http://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.

On March 14, 2025, Pacira BioSciences, Inc. sent the following note to employees:

Subject: FYI: Pacira taking decisive action to enhance shareholder value

Please take a moment to read the note below, sent on behalf of Frank D. Lee

+++++++++

Dear Pacira Team,

Pacira’s Board and Management Team are taking decisive action to enhance shareholder value. We recently completed a comprehensive portfolio review and defined our 5x30 plan as the best plan to deliver shareholder value. We are confident that we are well positioned to accelerate growth and continue executing our long-term strategy.

As you may have seen, DOMA, an asset management firm that is a Pacira shareholder, issued a press release announcing the nomination of three candidates to our Board of Directors for our 2025 Annual Meeting of Stockholders. The Nominating, Governance and Sustainability Committee of our Board will evaluate and consider DOMA’s proposed candidates, as it does with all director candidates.

Thanks to your hard work, we are already making strong strides against our 5x30 strategy, including:

1.	Solid progress across our commercial portfolio while continuing to meet guidance, as evidenced by the strong Q4 2024 financial results;

2.	Important acquisitions, like our recent GQ Bio transaction, toward long-term value creation as we evolve toward becoming an innovative biopharmaceutical organization and a leading developer of new treatments for musculoskeletal pain and adjacencies by addressing the underlying cause of chronic pain using a targeted molecular approach;

3.	Treating more than 16 million patients with EXPAREL as of February, with a current pace that should allow us to help manage postsurgical pain in more than 18 million patients by year end; and

4.	Executing against our refreshed mission alongside our revised guiding principles and core values, which serve as the fabric of our ONE Pacira culture.

As we look ahead, I’m confident that we have the right team and the right strategy in place to build on the momentum underway and drive future growth for many years to come.

I want to emphasize that DOMA’s announcement—which contains purposeful misstatements, a common occurrence in communications like this—has no impact on our operations, your day-to-day responsibilities, or our priorities. It is business as usual at Pacira as we continue to advance our important mission to deliver innovative, non-opioid pain therapies to transform the lives of patients.

In the meantime, if you receive any inquiries from members of the media or other stakeholders, please forward them to Susan Mesco, VP, Investor Relations (susan.mesco@pacira.com) or Amber Sears, SVP, Communications and Public Affairs (amber.sears@pacira.com).

Thank you for all that you do. Together we’ll continue to prove that Better is Possible in the market, for patients, and for Pacira.

Best,

Frank

Forward-Looking Statements

Any statements in this document about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to: the 2025 Annual Meeting, ‘5x30’, Pacira’s growth and business strategy; Pacira’s future outlook, Pacira’s intellectual property and patent terms, Pacira’s growth and future operating results and trends, Pacira’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, including Pacira’s plans with respect to the repayment of Pacira’s indebtedness, anticipated product portfolio, development programs, development of products, strategic alliances and other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. Pacira cannot assure you that its estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: the failure to realize the anticipated benefits and synergies from the acquisition of GQ Bio; risks associated with acquisitions, such as the risk that the acquired businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; Pacira’s manufacturing and supply chain, global and U.S. economic conditions (including inflation and rising interest rates), and Pacira’s business, including Pacira’s revenues, financial condition, cash flow and results of operations; the success of Pacira’s sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and Pacira’s ability to serve those markets; Pacira’s plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA and iovera°; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of U.S. Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; Pacira’s plans to evaluate, develop and pursue additional product candidates utilizing Pacira’s proprietary multivesicular liposome (“pMVL”) drug delivery technology; the approval of the commercialization of Pacira’s products in other jurisdictions; clinical trials in support of an existing or potential pMVL-based product; Pacira’s commercialization and marketing capabilities; Pacira’s ability to successfully complete capital projects; the outcome of any litigation; the recoverability of Pacira’s deferred tax assets; assumptions associated with contingent consideration payments; assumptions used for estimated future cash flows associated with determining the fair value of the Company; the anticipated funding or benefits of Pacira’s share repurchase program; and factors discussed in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that it periodically makes with the SEC. In addition, the forward-looking statements included in this document represent Pacira’s views as of the date of this document. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such Pacira anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law, Pacira undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing Pacira’s views as of any date subsequent to the date of this document.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Pacira’s actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that Pacira periodically makes with the SEC.

Important Additional Information Regarding Proxy Solicitation

Pacira intends to file a proxy statement and BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for Pacira’s 2025 annual meeting of stockholders (the “2025 Proxy Statement,” and such meeting the “2025 Annual Meeting”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF PACIRA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING PACIRA’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive 2025 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at http://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.

Participants in the Solicitation

Pacira, its directors, director nominees, certain of its executive officers and other employees may be deemed participants in the solicitation of proxies from stockholders in respect of the 2025 Annual Meeting. Information regarding the names of Pacira’s directors and executive officers and their respective interests in Pacira by security holdings or otherwise is set forth in Pacira’s proxy statement for the 2024 Annual Meeting of stockholders, filed with the SEC on April 22, 2024 (the “2024 Proxy Statement”). Please refer to the sections captioned “Director Compensation,” “Executive Compensation,” and “Stock Ownership Information” in the 2024 Proxy Statement. To the extent holdings of such participants in Pacira’s securities have changed since the amounts described in the 2024 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC:  Form 4, filed by Jonathan Slonin on June 5, 2024; Form 4, filed by Daryl Gaugler on June 5, 2024; Form 4, filed by Kristen Williams on June 5, 2024; Form 4, filed by Lauren Riker on June 5, 2024; Form 4, filed by Mark A. Kronenfeld on June 13, 2024; Form 4, filed by Laura Brege on June 13, 2024; Form 4, filed by Kristen Williams on June 13, 2024; Form 4, filed by Alethia Young on June 13, 2024; Form 4, filed by Mark Froimson on June 13, 2024; Form 4, filed by Daryl Gaugler on June 13, 2024; Form 4, filed by Abraham Ceesay on June 13, 2024; Form 4, filed by Michael J. Yang on June 13, 2024; Form 4, filed by Marcelo Bigal on June 13, 2024; Form 4, filed by Christopher Christie on June 13, 2024; Form 4, filed by Jonathan Slonin on June 13, 2024; Form 4, filed by Lauren Riker on June 13, 2024; Form 4, filed by Jonathan Slonin on July 3, 2024; Form 4, filed by Daryl Gaugler on July 3, 2024; Form 4, filed by Jonathan Slonin on August 2, 2024; Form 4, filed by Marcelo Bigal on August 12, 2024; Form 4, filed by Mark Froimson on August 12, 2024; Form 4/A, filed by Marcelo Bigal on August 13, 2024; Form 4, filed by Frank D. Lee on August 13, 2024; Form 4, filed by Michael J. Yang on August 14, 2024; Form 4, filed by Laura Brege on August 19, 2024; Form 4, filed by Marcelo Bigal on August 19, 2024; Form 4, filed by Daryl Gaugler on September 13, 2024; Form 3, filed by Shawn Cross on October 23, 2024; Form 4, filed by Shawn Cross on November 5, 2024; Form 4, filed by Daryl Gaugler on December 16, 2024; Form 4, filed by Lauren Riker on January 6, 2025; Form 4, filed by Daryl Gaugler on January 6, 2025; Form 4, filed by Jonathan Slonin on January 6, 2025; Form 4, filed by Frank D. Lee on January 6, 2025; Form 3, filed by Brendan Teehan on January 28, 2025; Form 4, filed by Lauren Riker on February 4, 2025; Form 4, filed by Brendan Teehan on February 4, 2025; Form 4, filed by Frank D. Lee on February 4, 2025; Form 4, filed by Kristen Williams on February 4, 2025; and Form 4, filed by Jonathan Slonin on February 4, 2025. Additional information can also be found in Pacira’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025. Details concerning potential participants in the solicitation, including Pacira’s director nominees for election at the 2025 Annual Meeting, will also be included in the 2025 Proxy Statement. These documents, including the definitive 2025 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at http://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.